EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. ss. 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Corey M. Horowitz, Chief Executive Officer and Chairman of Network-1 Security Solutions, Inc., a Delaware corporation (the "Company"), does hereby certify that:

The Annual Report of Form 10-K for the year December 31, 2009 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Corey M. Horowitz
Chief Executive Officer and Chairman

April 8, 2010

A signed original of the written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.